Exhibit 99.16(a)(3)

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ Herbert G. Chorbajian
Herbert G. Chorbajian
Trustee

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ Thomas F. Collins
Thomas F. Collins
Trustee

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ Candace Cox
Candace Cox
Trustee

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ James P. Cronin
James P. Cronin
Trustee

150 East 42nd Street, New York, New York 10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ William Dannecker
William Dannecker
President

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ Joseph Ficalora
Joseph Ficalora
Trustee

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned Trustee, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ Joseph Mancino
Joseph Mancino
Trustee

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

RSI Retirement Trust

LIMITED

POWER OF ATTORNEY

The undersigned hereby authorizes Stephen P. Pollak, Executive Vice President, Counsel and Secretary of RSI Retirement Trust, as attorney-in-fact, to sign on behalf of the undersigned RSI Retirement Trust Senior Vice President and Treasurer, in the capacities indicated, and to file (or have filed) with all exhibits thereto:

(A)   any registration statement of RSI Retirement Trust (the “Trust”), be it an initial Registration Statement or an amendment to an existing Registration Statement (including any pre-effective or post-effective amendments) that is required or permitted to be filed with the Securities and Exchange Commission;

(B)   any other notice, report, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with the Securities and Exchange Commission;  and

(C)   any notice, authorization, request or registration of the Trust on behalf of the Trust or any Investment Fund thereof that is required or permitted to be filed with any state securities commission or other state regulatory body.

This power shall be valid until revoked or superseded by a subsequent power of attorney, by or from the undersigned, upon prior written notice to the President or Secretary of RSI Retirement Trust.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of November, 2007.

By:	/s/ William J. Pieper
William J. Pieper
Senior Vice President and Treasurer

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129